Fixed Overview Report: CSFB 2005-6 Grp5 (30y Conf 5s)

	Summary of Loans in Statistical Calculation Pool (As of 6/14/2005 )		Range
	Total Number of Loans	816
	Total Outstanding Balance	$154,375,026
	Average Loan Balance	$189,185	$ 650,000 to $19,960
	Escrow Balance %	0.25%
	WA Mortgage Rate	5.829%	4.380% to 6.125%
	WA Original Term (months)	357	240 to 360
	WA Remaining Term (months)	354	226 to 361
	WA Age (months)	2	0 to 26
	WA LTV	64.20%	11.57% to 92.28%
	WA CLTV	67.63%	11.57% to 100.00%
	WA FICO	727	0 to 815
	WA DTI	28.93%	0.00% to 78.60%
	Balloon	0.00%
	California North	11.71%
California South	(ZIP : 90000 - 93600)	19.63%
Size (% of pool)	Jumbo/Super-Jumbo	0.00%
	Conforming (Size=C)	100.00%
Secured by (% of pool)	1st Liens	100.00%
	2st Liens	0.00%
	Prepayment Penalty (% of all loans)	26.35%

Top 10 States		Top 10 Prop		Doc Types		Purpose Codes		Occ Codes		Orig PP Term		IO_Loan
CA	31.34%	SFR	57.66%	FL/AL	35.17%	CO	46.41%	P	62.09%	0	73.65%	0	80.39%
NY	6.70%	PUD	16.43%	SS	5.47%	P	33.43%	I	34.18%	60	12.01%	120	19.61%
MA	6.47%	2-4F	16.22%	NAV/NIV	13.60%	RT	20.16%	S	3.73%	36	9.88%
NJ	5.86%	CO	9.10%	RE	24.10%					12	2.41%
FL	5.70%	TH	0.36%	NR	3.80%					6	1.74%
AZ	4.41%	CP	0.23%	ND	16.43%					30	0.23%
NV	3.56%			LT	1.17%					24	0.07%
CO	3.03%			ALT	0.27%
TX	2.71%
IL	2.60%

THE INFORMATION CONTAINED HEREIN WILL The information contained in the attached materials is referred to as the “Information”. The Information has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment or contain all material information about the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication for definitive Information on any matter discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373 or from the Securities and Exchange Commission’s website.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
All	154,375,026.41	816	100.00	189,185.08	4.38	6.13	5.83	5.58	354	2	727	64

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
orig_balance
0 =<...<100000.01	11,149,022.78	144	7.22	77,423.77	5.00	6.13
100000.01 =< ... < 200000.01	53,715,247.12	358	34.80	150,042.59	5.00	6.13
200000.01 =< ... < 300000.01	51,624,455.23	207	33.44	249,393.50	4.38	6.13
300000.01 =< ... < 400000.01	32,787,608.19	97	21.24	338,016.58	5.13	6.13
400000.01 =< ... < 500000.01	3,228,630.11	7	2.09	461,232.87	5.63	6.00
500000.01 =< ... < 600000.01	590,062.98	1	0.38	590,062.98	5.88	5.88
600000.01 =< ... < 700000.01	1,280,000.00	2	0.83	640,000.00	5.75	6.13

orig_balance	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
0 =<...<100000.01	5.87	5.62	353	3	736	63
100000.01 =< ... < 200000.01	5.85	5.60	353	2	725	64
200000.01 =< ... < 300000.01	5.82	5.56	356	2	725	65
300000.01 =< ... < 400000.01	5.79	5.54	354	3	726	63
400000.01 =< ... < 500000.01	5.84	5.59	358	2	773	60
500000.01 =< ... < 600000.01	5.88	5.62	351	9	731	80
600000.01 =< ... < 700000.01	5.93	5.68	359	1	773	57

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Sched_Balance
0 =< ... < 100000.01	11,149,022.78	144	7.22	77,423.77	5.00	6.13
100000.01 =< ... < 200000.01	53,715,247.12	358	34.80	150,042.59	5.00	6.13
200000.01 =< ... < 300000.01	51,624,455.23	207	33.44	249,393.50	4.38	6.13
300000.01 =< ... < 400000.01	32,787,608.19	97	21.24	338,016.58	5.13	6.13
400000.01 =< ... < 500000.01	3,228,630.11	7	2.09	461,232.87	5.63	6.00
500000.01 =< ... < 600000.01	590,062.98	1	0.38	590,062.98	5.88	5.88
600000.01 =< ... < 700000.01	1,280,000.00	2	0.83	640,000.00	5.75	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Sched_Balance
0 =< ... < 100000.01	5.87	5.62	353	3	736	63
100000.01 =< ... < 200000.01	5.85	5.60	353	2	725	64
200000.01 =< ... < 300000.01	5.82	5.56	356	2	725	65
300000.01 =< ... < 400000.01	5.79	5.54	354	3	726	63
400000.01 =< ... < 500000.01	5.84	5.59	358	2	773	60
500000.01 =< ... < 600000.01	5.88	5.62	351	9	731	80
600000.01 =< ... < 700000.01	5.93	5.68	359	1	773	57

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
state TOP 10
CA	48,388,250.71	217	31.34	222,987.33	4.38	6.13
Other	42,654,221.34	282	27.63	151,256.10	5.00	6.13
NY	10,337,430.09	34	6.70	304,042.06	5.38	6.13
MA	9,991,430.22	41	6.47	243,693.42	5.38	6.13
NJ	9,046,443.07	40	5.86	226,161.08	5.13	6.13
FL	8,806,358.11	51	5.70	172,673.69	5.50	6.13
AZ	6,800,429.49	47	4.41	144,689.99	5.38	6.13
NV	5,489,320.29	26	3.56	211,127.70	5.13	6.13
CO	4,671,627.76	22	3.03	212,346.72	5.38	6.13
TX	4,181,938.44	34	2.71	122,998.19	5.38	6.13
IL	4,007,576.89	22	2.60	182,162.59	5.00	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
state TOP 10
CA	5.77	5.52	354	3	734	58
Other	5.83	5.57	355	2	729	71
NY	5.89	5.63	357	2	721	55
MA	5.87	5.62	356	2	725	61
NJ	5.84	5.59	349	2	701	62
FL	5.92	5.67	353	3	718	66
AZ	5.92	5.67	356	2	728	69
NV	5.84	5.58	358	2	735	67
CO	5.87	5.61	357	3	748	75
TX	5.83	5.57	354	3	719	77
IL	5.86	5.60	342	3	714	66

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Orig_LTV
0 =< ... < 50.01	29,910,526.13	173	19.38	172,893.21	5.25	6.13
50.01 =< ... < 60.01	27,004,421.68	119	17.49	226,927.91	5.13	6.13
60.01 =< ... < 70.01	38,608,483.56	186	25.01	207,572.49	5.00	6.13
70.01 =< ... < 80.01	54,111,062.97	304	35.05	177,996.92	4.38	6.13
80.01 =< ... < 90.01	4,495,430.77	33	2.91	136,225.17	5.50	6.13
90.01 =< ... < 100.01	245,101.30	1	0.16	245,101.30	5.75	5.75

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Orig_LTV
0 =< ... < 50.01	5.85	5.59	351	2	738	40
50.01 =< ... < 60.01	5.83	5.58	353	2	726	56
60.01 =< ... < 70.01	5.81	5.55	355	3	726	66
70.01 =< ... < 80.01	5.83	5.58	356	3	724	78
80.01 =< ... < 90.01	5.86	5.61	352	3	716	88
90.01 =< ... < 100.01	5.75	5.49	354	6	724	92

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Curr_Rate
4.25 =< ... < 4.5	219,406.74	1	0.14	219,406.74	4.38	4.38
5 =< ... < 5.25	1,487,870.77	6	0.96	247,978.46	5.00	5.13
5.25 =< ... < 5.5	6,275,662.91	32	4.07	196,114.47	5.25	5.38
5.5 =< ... < 5.75	22,684,124.41	114	14.69	198,983.55	5.50	5.63
5.75 =< ... < 6	73,546,905.12	372	47.64	197,706.73	5.75	5.99
6 =< ... < 6.25	50,161,056.46	291	32.49	172,374.76	6.00	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Curr_Rate
4.25 =< ... < 4.5	4.38	4.13	345	15	706	80
5 =< ... < 5.25	5.11	4.85	313	3	753	62
5.25 =< ... < 5.5	5.34	5.08	352	3	746	63
5.5 =< ... < 5.75	5.57	5.31	351	3	742	62
5.75 =< ... < 6	5.84	5.58	355	3	726	66
6 =< ... < 6.25	6.03	5.77	356	2	720	63

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Property_Type
2Family	11,846,314.93	56	7.67	211,541.34	5.50	6.13
2-4Family	5,340,709.00	27	3.46	197,804.04	5.13	6.13
3Family	5,051,708.90	17	3.27	297,159.35	5.75	6.00
4Family	2,800,178.28	8	1.81	350,022.29	5.75	6.13
Co-op	350,000.00	1	0.23	350,000.00	5.88	5.88
Condo	7,943,763.41	42	5.15	189,137.22	5.25	6.13
Condo - Low Rise <5 floors	5,551,811.74	29	3.60	191,441.78	4.38	6.13
Condo - Mid Rise 5-8 floors	547,350.67	3	0.35	182,450.22	6.00	6.13
PUD	25,367,740.22	137	16.43	185,165.99	5.13	6.13
Single Family Attached	230,833.60	1	0.15	230,833.60	6.00	6.00
Single Family Detached	29,714,708.85	153	19.25	194,213.78	5.50	6.13
Single Family Residence	59,074,756.81	340	38.27	173,749.28	5.00	6.13
Townhouse	555,150.00	2	0.36	277,575.00	5.88	6.00

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Property_Type
2 Family	5.88	5.62	353	2	727	63
2-4 Family	5.72	5.47	354	2	746	65
3 Family	5.90	5.65	353	2	740	54
4 Family	5.93	5.68	344	2	749	55
Co-op	5.88	5.63	358	2	714	39
Condo	5.77	5.51	356	3	745	69
Condo - Low Rise <5 floors	5.77	5.52	358	2	729	67
Condo - Mid Rise 5-8 floors	6.04	5.79	359	1	711	55
PUD	5.88	5.62	357	3	733	66
Single Family Attached	6.00	5.74	354	6	808	64
Single Family Detached	5.90	5.65	355	2	710	62
Single Family Residence	5.78	5.52	353	3	728	65
Townhouse	5.93	5.67	358	2	699	74

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Purpose
Purchase	51,610,142.20	298	33.43	173,188.40	5.25	6.13
Refinance – Cashout	71,639,426.70	353	46.41	202,944.55	4.38	6.13
Refinance – Rate Term	31,125,457.51	165	20.16	188,639.14	5.13	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Purpose
Purchase	5.82	5.57	357	3	738	71
Refinance – Cashout	5.83	5.58	355	2	720	60
Refinance – Rate Term	5.84	5.59	350	2	728	63

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Occupany
Investment	52,765,149.17	329	34.18	160,380.39	5.00	6.13
Primary	95,850,675.90	457	62.09	209,738.90	4.38	6.13
Secondary	5,759,201.34	30	3.73	191,973.38	5.25	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Occupany
Investment	5.82	5.57	354	2	736	64
Primary	5.83	5.58	354	3	722	64
Secondary	5.89	5.64	357	3	745	63

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Orig_Term
240 =< ... < 252	3,946,278.14	24	2.56	164,428.26	5.00	6.13
300 =< ... < 312	378,033.99	2	0.24	189,017.00	5.50	5.50
360 =< ... < 372	150,050,714.28	790	97.20	189,937.61	4.38	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Orig_Term
240 =< ... < 252	5.65	5.40	237	3	726	58
300 =< ... < 312	5.50	5.25	298	2	675	54
360 =< ... < 372	5.83	5.58	358	2	727	64

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Doc_Tpe
ALT	409,765.50	2	0.27	204,882.75	5.63	5.88
Full	54,292,519.72	336	35.17	161,584.88	5.00	613
Lite Doc	1,799,548.73	15	1.17	119,969.92	5.63	6.13
No Asset Verification	449,163.81	2	0.29	224,581.91	5.75	5.99
No Doc (NINA)	25,368,173.44	131	16.43	193,650.18	4.38	6.13
No Income Verification	20,538,695.04	89	13.30	230,771.85	5.38	6.13
No Ratio	5,872,266.57	31	3.80	189,427.95	5.50	6.13
Reduced (partial)	37,204,919.05	171	24.10	217,572.63	5.00	6.13
Stated / Stated	8,439,974.55	39	5.47	216,409.60	5.25	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Doc_Tpe
ALT	5.77	5.51	358	2	746	49
Full	5.79	5.54	356	3	733	70
Lite Doc	5.81	5.56	357	3	744	68
No Asset Verification	5.85	5.60	305	5	672	74
No Doc (NINA)	5.90	5.64	353	2	722	52
No Income Verification	5.91	5.66	358	2	717	66
No Ratio	5.90	5.65	358	2	730	63
Reduced (partial)	5.77	5.51	350	3	733	65
Stated / Stated	5.90	5.65	358	2	702	58

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Fico
0 =< ... < 99	447,074.61	3	0.29	149,024.87	5.50	6.00
550 =< ... < 600	423,424.99	3	0.27	141,141.66	5.63	6.00
600 =< ... < 650	6,810,348.33	40	4.41	170,258.71	5.50	6.13
650 =< ... < 700	36,839,371.94	196	23.86	187,955.98	5.13	6.13
700 =< ... < 750	53,823,458.52	274	34.87	196,435.98	4.38	6.13
750 =< ... < 800	50,466,608.94	271	32.69	186,223.65	5.00	6.13
800 =< ... < 850	5,564,739.08	29	3.60	191,887.55	5.25	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Fico
0 =< ... < 99	5.63	5.38	316	2		47
550 =< ... < 600	5.84	5.59	358	2	594	67
600 =< ... < 650	5.84	5.59	353	2	634	66
650 =< ... < 700	5.88	5.63	354	2	679	65
700 =< ... < 750	5.84	5.58	354	3	722	67
750 =< ... < 800	5.79	5.54	355	2	774	62
800 =< ... < 850	5.74	5.48	352	3	806	56

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Delinquent
Delinquent	2,623,879.28	12	1.70	218,656.61	5.50	6.13
No	151,751,147.13	804	98.30	188,745.21	4.38	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Delinquent
Delinquent	5.89	5.63	357	3	755	60
No	5.83	5.57	354	2	727	64

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
Prepay_Months
0	113,696,813.85	607	73.65	187,309.41	4.38	6.13
12	3,717,925.77	19	2.41	195,680.30	5.38	6.13
24	114,000.00	1	0.07	114,000.00	6.00	6.00
30	359,000.00	1	0.23	359,000.00	6.00	6.00
36	15,257,695.09	78	9.88	195,611.48	5.50	6.13
6	2,692,900.91	13	1.74	207,146.22	5.38	6.13
60	18,536,690.79	97	12.01	191,099.91	5.50	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Prepay_Months
0	5.80	5.55	354	3	729	65
12	5.89	5.63	358	2	710	51
24	6.00	5.75	360	0	771	80
30	6.00	5.75	359	1	688	57
36	5.92	5.67	354	2	723	65
6	5.81	5.55	357	3	739	55
60	5.90	5.65	356	2	722	63

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
DTI_Ratio
< 30	62,846,211.23	333	40.71	188,727.360	4.38	6.13
30 =< ... < 35	19,113,069.81	104	12.38	183,779.52	5.25	6.13
35 =< ... < 40	25,255,883.36	125	16.36	202,047.07	5.00	6.13
40 =< ... < 45	25,885,218.27	131	16.77	197,597.09	5.13	6.13
45 =< ... < 50	10,302,946.47	55	6.67	187,326.30	5.13	6.13
50 =< ... < 55	4,555,220.54	29	2.95	157,076.57	5.00	6.13
55 =< ... < 60	3,427,079.11	23	2.22	149,003.44	5.25	6.13
60 =< ... < 65	2,445,357.74	13	1.58	188,104.44	5.25	6.13
65 =< ... < 70	185,493.08	2	0.12	92,746.54	6.13	6.13
75 =< ... < 80	358,546.80	1	0.23	358,546.80	5.50	5.50

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
DTI_Ratio
< 30	5.84	5.59	355	2	732	59
30 =< ... < 35	5.84	5.58	356	3	726	67
35 =< ... < 40	5.82	5.56	355	2	721	66
40 =< ... < 45	5.82	5.56	353	2	719	69
45 =< ... < 50	5.83	5.58	350	4	728	71
50 =< ... < 55	5.84	5.59	353	4	736	70
55 =< ... < 60	5.78	5.53	355	2	739	69
60 =< ... < 65	5.80	5.55	358	2	722	67
65 =< ... < 70	6.13	5.88	358	2	786	43
75 =< ... < 80	5.50	5.25	356	4	806	52

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon
interest_only_period
0	124,101,481.93	676	80.39	183,582.07	4.38	6.13
120	30,273,544.48	140	19.61	216,239.60	5.38	6.13

	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
interest_only_period
0	5.82	5.57	353	3	726	63
120	5.86	5.60	358	2	733	67